-1- 182688815.1 FIFTH AMENDMENT TO KNIFE RIVER CORPORATION 401(k) RETIREMENT PLAN The Knife River Corporation 401(k) Retirement Plan (the “Plan”), as established effective May 1, 2023, is amended by this Fifth Amendment effective as of June 30, 2025. All terms defined in the Plan shall have the same meanings when used herein. All provisions of the Plan not amended by this Amendment shall remain in full force and effect. 1. The definition of “Compensable Hour” under Section D.4-3 of Schedule D.4 is amended to read as follows: “Compensable Hour” shall mean all hours for which the Employee receives wages directly from HC through its payroll system. This does not include workers’ compensation, temporary disability insurance, or long-term disability. * * * The Plan is amended effective as of the date specifically set forth above and executed by a duly authorized individual on the date set forth below. KNIFE RIVER CORPORATION Dated: 7/15/2025 | 2:12 PM PDT By: /s/ Nathan W. Ring Nathan W. Ring Vice President and Chief Financial Officer